THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
               PURSUANT TO RULE 901(d) OF REGULATION   S-T

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549


                                 FORM 8-K


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):  October 5, 1994


                             MULTIMEDIA, INC.
           _____________________________________________________
          (Exact name of registrant as specified in its charter)


                              South Carolina
              ______________________________________________
              (State or other jurisdiction of incorporation)



        0-6265                            57-0173540
______________________          _______________________________
Commission File Number         (IRS Employer Identification No.)


305 South Main Street, Greenville, South Carolina         29601
_________________________________________________        ________
    (Address of principal executive offices)             Zip Code


                             (803) 298-4373
            __________________________________________________
            Registrant's Telephone Number, Including Area Code

ITEM 5.   OTHER EVENTS.

On October 5, 1994, in a meeting with analysts and investors, the Company announced certain of its expected results for 1994 outlined in the attached Press Release, which press release is incorporated herein by reference thereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          20.  Press release dated October 5, 1994.

                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   MULTIMEDIA, INC.



Dated:  October 12, 1994      By:  SIGNATURE APPEARS HERE
                                   _________________________________
                                   Robert E. Hamby, Jr.
                                   Senior Vice President and
                                   Chief Financial Officer




Dated:  October 12, 1994      By:  SIGNATURE APPEARS HERE
                                   _________________________________
                                   Thomas L. Magaha
                                   Vice President-Controller